EXHIBIT 31


                CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND
                             CHIEF FINANCIAL OFFICER
                       PURSUANT TO RULES 13A-14 AND 15D-14
                     OF THE SECURITIES EXCHANGE ACT OF 1934


      I, Chet Noblett, interim Chief Executive Officer and interim Chief Financial Officer of Skyframes, Inc. (the "Company"), certify that:

1. I have reviewed this quarterly report on Form 10-QSB of Skyframes, Inc.;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this quarterly report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15 and 15d-15(e)) for the small business issuer and have:

      a) designed such disclosure controls and procedures or cause such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this quarterly report is being prepared;

      b) evaluated the effectiveness of the small business issuer's disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and

      c) disclosed in this report any change in the small business issuer's internal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter that has materially affected, or its reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

5. I have disclosed, based on my most recent evaluation over financial reporting, to the small business issuer's auditors and the audit committee of small business issuer's board of directors (or persons performing the equivalent functions):

      a) all significant deficiencies and material weakness in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the small business issuer's ability to record, process, summarize and report financial information; and

      b) any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer's internal controls over financial reporting; and


Dated:  May 18, 2004

                                 Chet Noblett
                                 -----------------------------------
                                 Interim Chief Executive Officer and
                                 Interim Chief Financial Officer